Exhibit 99.2

Second Quarter 2021 Earnings Supplemental Three and Six Months Ended June 30, 2021 www.globalmedicalreit.com NYSE: GMRE

GLOBAL MEDICAL REIT

Corporate Information and Analyst Coverage

Executive Team

Jeffrey Busch	Chief Executive Officer, Chairman and President
Alfonzo Leon	Chief Investment Officer
Danica Holley	Chief Operating Officer
Bob Kiernan	Chief Financial Officer and Treasurer
Jamie Barber	General Counsel and Corporate Secretary

Board of Directors

Jeffrey Busch	Chief Executive Officer, Chairman and President
Henry Cole	Lead Independent Director and Compensation Committee Chair
Paula Crowley	Director
Matthew Cypher, Ph.D.	Investment Committee Chair
Zhang Huiqi	Director
Ronald Marston	Nominating and Corporate Governance Committee Chair
Dr. Roscoe Moore	Director
Lori Wittman	Audit Committee Chair

Sell-Side Analyst Coverage

Firm	Name	Email	Phone
Baird	Amanda Sweitzer	asweitzer@rwbaird.com	414.298.1706
Berenberg Capital	Connor Siversky	connor.siversky@berenberg-us.com	646.949.9037
BMO	Juan Sanabria	juan.sanabria@bmo.com	312.845.4074
B. Riley Securities	Bryan Maher	bmaher@brileyfbr.com	646.885.5423
Colliers Securities	Barry Oxford	barry.oxford@colliers.com	203.961.8573
Compass Point	Merrill Ross	mross@compasspointllc.com	202.534.1392
Janney	Robert Stevenson	robstevenson@janney.com	646.448.3028
Stifel	Stephen Manaker	manakers@stifel.com	212.271.3716

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Transfer Agent	Investor Relations
2 Bethesda Metro Center, Suite 440	New York Stock Exchange	American Stock Transfer & Trust Company	Stephen Swett – stephen.swett@icrinc.com; 203.682.8377
Bethesda, MD 20814	**Ticker:** GMRE	800.937.5449	

2Q-2021| Earnings Supplemental

2

GLOBAL MEDICAL REIT

Select Quarterly Financial Data

(unaudited, and in thousands, except per share and unit amounts)

As of Period End (unless otherwise specified)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Market capitalization (common and OP)	$ 972,832	$ 820,135	$ 668,999	$ 676,971	$ 546,219
Market price per share - common	$ 14.76	$ 13.11	$ 13.06	$ 13.50	$ 11.33
Common shares and OP units outstanding	65,910	62,558	51,225	50,146	48,210
Preferred equity	$ 74,959	$ 74,959	$ 74,959	$ 74,959	$ 74,959
Common equity	$ 548,230	$ 506,942	$ 369,846	$ 359,568	$ 352,962
Noncontrolling interest	$ 14,066	$ 13,918	$ 12,955	$ 14,680	$ 14,788
Total stockholders' equity	$ 637,255	$ 595,819	$ 457,760	$ 449,207	$ 442,709
Investment in real estate, gross	$ 1,260,324	$ 1,186,475	$ 1,142,905	$ 1,061,380	$ 996,876
Borrowings:					
Credit Facility - revolver, gross	$ 101,100	$ 73,500	$ 175,200	$ 108,200	$ 119,200
Credit Facility - term loan, gross	$ 350,000	$ 350,000	$ 350,000	$ 350,000	$ 300,000
Notes payable, gross	$ 65,326	$ 65,582	$ 65,772	$ 65,958	$ 51,278
Weighted average interest rate for quarter	3.17%	3.17%	3.22%	3.32%	3.38%
Debt Covenants:					
Leverage ratio (as defined in Credit Facility)	40.8%	41.1%	51.7%	49.6%	47.0%
Fixed charge coverage ratio for quarter (1.50x minimum allowed)	3.01	2.88	2.77	2.66	2.51

Three Months Ended	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Rental revenue	$ 28,200	$ 27,325	$ 24,895	$ 25,055	$ 22,036
Interest expense	$ 5,020	$ 5,037	$ 5,064	$ 4,864	$ 4,375
Management fees - related party	$ -	$ -	$ -	$ -	$ 2,021
G&A expenses	$ 4,285	$ 4,383	$ 4,426	$ 4,027	$ 1,643
Depreciation and amortization expenses	$ 11,427	$ 10,853	$ 10,138	$ 9,517	$ 8,941
Operating expenses	$ 3,303	$ 3,687	$ 2,612	$ 3,619	$ 2,336
Management internalization expense	$ -	$ -	$ -	$ 12,580	$ 920
Total expenses	$ 24,097	$ 24,026	$ 22,338	$ 34,677	$ 20,383
Net income (loss) attributable to common stockholders	$ 2,553	$ 1,756	$ 1,063	$ (10,268)	$ 204
Net income (loss) per share	$ 0.04	$ 0.03	$ 0.02	$ (0.22)	$ -
Wtd. avg. basic and diluted common shares (GAAP)	61,194	52,671	48,496	46,908	45,404
FFO*	$ 14,108	$ 12,694	$ 11,249	$ (1,518)	$ 9,158
FFO per share and unit*	$ 0.22	$ 0.23	$ 0.22	$ (0.03)	$ 0.19
AFFO*	$ 14,998	$ 13,556	$ 12,383	$ 11,649	$ 10,339
AFFO per share and unit*	$ 0.23	$ 0.24	$ 0.24	$ 0.23	$ 0.21
Wtd. avg. common shares, OP and LTIP units	65,113	56,317	52,076	50,233	48,515

2Q-2021| Earnings Supplemental * See Page 9 for a reconciliation of non-GAAP financial measures for Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO).

3

Business Summary 4 2Q - 2021| Earnings Supplemental SECOND QUARTER OPERATING SUMMARY • Net income attributable to common stockholders was $2.6 million, or $0.04 per diluted share, as compared to $0.2 million, or $0. 00 per diluted share, in the comparable prior year period. • Funds from Operations (“FFO”) of $0.22 per share and unit, as compared to $0.19 per share and unit in the comparable prior ye ar period. • Adjusted Funds from Operations (“AFFO”) of $0.23 per share and unit, as compared to $0.21 per share and unit in the comparabl e p rior year period. • Increased total revenue 28.1% year - over - year to $28.3 million, primarily driven by the Company’s acquisition activity. COMMON AND PREFERRED DIVIDENDS • On June 10, 2021, the Board of Directors (the “Board”) declared a: • $0.205 per share cash dividend to common stockholders of record as of June 24, 2021, which was paid on July 8, 2021. • $0.46875 per share cash dividend to holders of record as of July 15, 2021 of its Series A Preferred Stock, which was paid on Aug ust 2, 2021. ACQUISITION ACTIVITY • During the second quarter, completed seven acquisitions, encompassing an aggregate 234,173 leasable square feet, for an aggre gat e purchase price of $71.0 million at a weighted average cap rate of 7.2%. • Since July 1, 2021, completed two acquisitions, encompassing an aggregate 77,693 leasable square feet, for an aggregate purch ase price of $26.2 million at a weighted average cap rate of 7.4%. • Year - to - date, completed 13 acquisitions, encompassing an aggregate 432,122 leasable square feet for an aggregate purchase price of $140.0 million and a weighted average cap rate of 7.4%. CAPITAL MARKETS AND DEBT ACTIVITY • In the second quarter raised $51.2 million in gross proceeds from ATM equity issuances and year to date raised $201.3 million in gross proceeds from equity issuances. These issuances include: • an underwritten offering of 8.6 million shares at an offering price of $13.30 per share that generated gross proceeds of $114 .7 million that closed on March 18, 2021, and • 6.1 million shares issued through our ATM that generated gross proceeds of $86.6 million. Our first quarter ATM issuances tot ale d 2.7 million shares at a weighted average offering price of $13.07 per share, for gross proceeds of $35.4 million, and our second quarter ATM issuances totaled 3. 4 million shares at a weighted average offering price of $15.27 per share, for gross proceeds of $51.2 million. • During the second quarter, amended and restated its credit facility to: • Increase overall borrowing capacity by $150 million to $750 million. The facility is now comprised of a $350 million term lo an, a $400 million revolver, and a $500 million accordion feature. • Convert from a secured facility to an unsecured facility, reducing administrative burden and costs. • Extend the initial maturity date of the revolver component of the facility to four years (with two, six - month extension options) and the maturity date of the term loan component to five years. • Reduce borrowing costs across the pricing grid and added a new step below 40%, as shown in the table below:

GLOBAL MEDICAL REIT

Business Summary

CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY

- Our business values integrate environmental sustainability, social responsibility and strong governance practices throughout our organization.
- We continue to improve and expand our efforts in the corporate sustainability arena by building on our progress with tenant outreach and data collection to benchmark our portfolio's energy consumption and efficiency. On July 1, 2021, we submitted our second GRESB assessment. We are working with third-party experts to support our energy monitoring efforts and have begun to explore potential projects with solar energy providers and on-property electric vehicle charging solutions.
- Our commitment to employee engagement remains a high-priority, as we continue to make accommodations for health, safety, and work-life balance and look for opportunities to modestly grow our team.
- During the first quarter of 2021, our employee ESG working group engaged Georgetown University's Steers Center for Global Real Estate to help us identify social responsibility initiatives. Their recommendation led to a pilot project that provides transportation to healthcare facilities for those in need. We are working with a ride-share provider and national charitable organization to implement the project.
- Our Board continues to lead our social and governance efforts. With its diverse composition, our Board is a strong example of inclusive leadership. From a governance perspective, the Board has continued to adopt policies with best practices in mind and has joined the National Association of Corporate Directors, a membership association chartered to increase board strategic awareness and enhance continuous improvement and effectiveness. In 2021, the Board continued to improve our corporate governance structure by adopting an anti-hedging and anti-pledging policy and executive equity ownership guidelines. The Board has also formed an ESG working group and has worked with management to identify an environmental, social, governance and resilience framework that can guide our ESG work going forward.

CLIMATE CHANGE

- We take climate change and the risks associated with climate change seriously. We are committed to aligning our investment strategy with science and have begun to monitor our portfolio for climate risk factors.
- We will use this climate risk factor data to evaluate our insurance needs and risk management approach. In addition, the energy consumption data that we are collecting will be used to assess facilities' carbon emission levels. Capturing and tracking this information will help inform future mitigation and remediation efforts where possible.
- We are exploring ways to mitigate climate risk, should it be present, in our acquisition strategy, as well as ways to contribute to the reduction of climate impact through proactive asset management that looks for ways to incorporate renewable energy resources and energy utilization reduction.
- We stand with our communities, tenants, and stockholders in supporting meaningful solutions that address this global challenge and contribute to the sustainability of our business objectives.

2Q-2021| Earnings Supplemental

5

GLOBAL MEDICAL REIT

Condensed Consolidated Statements of Operations

(unaudited, and in thousands, except per share amounts)

	Three Months Ended				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Revenue					
Rental revenue	$ 28,200	$ 27,325	$ 24,895	$ 25,055	$ 22,036
Other income	61	24	35	42	19
Total revenue	28,261	**27,349**	**24,930**	**25,097**	**22,055**
Expenses					
General and administrative	4,285	4,383	4,426	4,027	1,643
Operating expenses	3,303	3,687	2,612	3,619	2,336
Management fees – related party	-	-	-	-	2,021
Depreciation expense	8,292	7,848	7,364	6,954	6,593
Amortization expense	3,135	3,005	2,774	2,563	2,348
Interest expense	5,020	5,037	5,064	4,864	4,375
Management internalization expense	-	-	-	12,580	920
Preacquisition expense	62	66	98	70	147
Total expenses	**24,097**	**24,026**	**22,338**	**34,677**	**20,383**
Net income (loss)	$ 4,164	$ 3,323	$ 2,592	$ (9,580)	$ 1,672
Less: Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Less: Net (income) loss attributable to noncontrolling interest	(156)	(112)	(74)	767	(13)
Net income (loss) attributable to common stockholders	$ **2,553**	$ **1,756**	$ **1,063**	$ **(10,268)**	$ **204**
Net income (loss) attributable to common stockholders per share - basic and diluted	$ 0.04	$ 0.03	$ 0.02	$ (0.22)	$ 0.00
Weighted average shares outstanding – basic and diluted	61,194	52,671	48,496	46,908	45,404

2Q-2021| Earnings Supplemental

6

GLOBAL MEDICAL REIT

Condensed Consolidated Balance Sheets

(unaudited, and in thousands, except par values)

	As of June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Assets					
Investment in real estate:					
Land	$ 145,424	$ 133,040	$ 128,857	$ 116,123	$ 104,316
Building	931,510	883,901	851,427	793,559	755,807
Site improvements	17,011	15,669	15,183	13,268	11,593
Tenant improvements	53,730	50,596	49,204	46,965	41,891
Acquired lease intangible assets	112,649	103,269	98,234	91,465	83,269
	1,260,324	1,186,475	1,142,905	1,061,380	996,876
Less: accumulated depreciation and amortization	(117,720)	(105,779)	(94,462)	(83,893)	(73,979)
Investment in real estate, net	1,142,604	1,080,696	1,048,443	977,487	922,897
Cash and cash equivalents	5,821	5,304	5,507	2,052	8,392
Restricted cash	6,549	6,096	5,246	5,210	4,945
Tenant receivables, net	4,886	5,585	5,596	6,702	5,888
Due from related parties	265	229	103	121	124
Escrow deposits	5,531	5,163	4,817	3,792	3,301
Deferred assets	23,050	21,676	20,272	18,928	17,433
Derivative asset	137	136	-	-	-
Goodwill	5,903	5,903	5,903	5,903	-
Other assets	5,219	5,530	5,019	5,356	3,587
Total assets	$ 1,199,965	$ 1,136,318	$ 1,100,906	$ 1,025,551	$ 966,567
Liabilities and Equity					
Liabilities:					
Credit Facility, net	$ 442,140	$ 420,216	$ 521,641	$ 454,325	$ 415,850
Notes payable, net	64,620	64,810	64,937	65,060	50,610
Accounts payable and accrued expenses	8,080	7,230	7,279	8,329	8,836
Dividends payable	15,251	14,482	12,470	11,843	11,281
Security deposits	4,385	4,367	4,340	5,571	5,814
Due to related party	-	-	-	-	1,957
Derivative liability	13,814	14,603	18,086	19,505	21,495
Other liabilities	5,983	6,793	6,171	3,090	2,417
Acquired lease intangible liability, net	8,437	7,998	8,222	8,621	5,598
Total liabilities	562,710	540,499	643,146	576,344	523,858
Equity:					
Preferred stock ($77,625 liquidation preference)	74,959	74,959	74,959	74,959	74,959
Common stock	64	61	49	48	46
Additional paid-in capital	700,038	648,949	504,789	487,114	462,607
Accumulated deficit	(138,088)	(127,480)	(116,773)	(107,943)	(88,037)
Accumulated other comprehensive loss	(13,784)	(14,588)	(18,219)	(19,651)	(21,654)
Total Global Medical REIT Inc. stockholders' equity	623,189	581,901	444,805	434,527	427,921
Noncontrolling interest	14,066	13,918	12,955	14,680	14,788
Total equity	637,255	595,819	457,760	449,207	442,709
Total liabilities and equity	$ 1,199,965	$ 1,136,318	$ 1,100,906	$ 1,025,551	$ 966,567

2Q-2021| Earnings Supplemental

7

Condensed Consolidated Statements of Cash Flows 8 (unaudited, and in thousands) Six Months Ended June 30, 2021 2020 Operating activities Net income $ 7,487 $ 4,489 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 16,140 12,429 Amortization of acquired lease intangible assets 6,097 4,269 Amortization of above market leases, net 145 403 Amortization of debt issuance costs and other 930 634 Stock - based compensation expense 3,327 1,819 Capitalized preacquisition costs charged to expense 84 135 Reserve for uncollectible receivables (100) 627 Other 22 46 Changes in operating assets and liabilities: Tenant receivables 810 (1,558) Deferred assets (2,778) (2,921) Other assets and liabilities 5 117 Accounts payable and accrued expenses 862 3,620 Security deposits 45 (536) Accrued management fees due to related party — 295 Net cash provided by operating activities 33,076 23,868 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (115,545) (76,057) Escrow deposits for purchase of properties 1,020 500 Loans to related parties (162) (61) Capital expenditures on existing real estate investments (1,284) (341) Net cash used in investing activities (115,971) (75,959) Financing activities Net proceeds received from common equity offerings 194,455 13,605 Escrow deposits required by third party lenders (1,734) (385) Repayment of notes payable (446) (113) Proceeds from Credit Facility 133,100 88,700 Repayment of Credit Facility (207,200) (20,850) Payment of debt issuance costs (6,177) (128) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (24,575) (19,675) Dividends paid to preferred stockholders (2,911) (2,911) Net cash provided by financing activities 84,512 58,243 Net increase in cash and cash equivalents and restricted cash 1,617 6,152 Cash and cash equivalents and restricted cash — beginning of period 10,753 7,185 Cash and cash equivalents and restricted cash — end of period $ 12,370 $ 13,337 2Q - 2021| Earnings Supplemental.

GLOBAL MEDICAL REIT

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Non-GAAP Financial Measures

(unaudited, and in thousands, except per share and unit amounts)

FFO and AFFO are non-GAAP financial measures within the meaning of the rules of the SEC. The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. In accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate-related depreciation and amortization (excluding amortization of debt issuance costs and above and below market lease amortization expense), and after adjustments for unconsolidated partnerships and joint ventures. Because FFO excludes real estate-related depreciation and amortization (other than amortization of debt issuance costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss.

AFFO is a non-GAAP measure used by many investors and analysts to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations. Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non-cash items and certain recurring and non-recurring items. For the Company these items include: (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock-based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of debt issuance costs, (g) recurring lease commissions, (h) management internalization costs (including a one-time expense related to the settlement of a preexisting contractual relationship) and (i) other items.

Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company's FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner.

	Three Months Ended				
	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net income (loss)	$ 4,164	$ 3,323	$ 2,592	$ (9,580)	$ 1,672
Preferred stock dividends	(1,455)	(1,455)	(1,455)	(1,455)	(1,455)
Depreciation and amortization expense	11,399	10,826	10,112	9,517	8,941
FFO	$ 14,108	$ 12,694	$ 11,249	$ (1,518)	$ 9,158
Internalization expense – settlement of a preexisting contractual relationship	-	-	-	12,094	-
Internalization expense - other transaction costs	-	-	-	486	920
Amortization of above market leases, net	85	60	32	69	157
Straight line deferred rental revenue	(1,374)	(1,404)	(1,344)	(1,520)	(1,259)
Stock-based compensation expense	1,612	1,715	1,928	1,572	897
Amortization of debt issuance costs and other	505	425	420	396	319
Preacquisition expense	62	66	98	70	147
AFFO	$ 14,998	$ 13,556	$ 12,383	$ 11,649	$ 10,339
Net income (loss) attributed to common stockholders basic and diluted	$ 0.04	$ 0.03	$ 0.02	$ (0.22)	$ 0.00
FFO per share and unit	$ 0.22	$ 0.23	$ 0.22	$ (0.03)	$ 0.19
AFFO per share and unit	$ 0.23	$ 0.24	$ 0.24	$ 0.23	$ 0.21
Weighted Average Common Shares, OP and LTIP Units:					
Common shares	61,194	52,671	48,496	46,908	45,404
OP units	1,753	1,764	1,941	1,958	2,023
LTIP units	2,166	1,882	1,639	1,367	1,088
Total Weighted Average Shares and Units	65,113	56,317	52,076	50,233	48,515

2Q-2021| Earnings Supplemental

9

Capitalization and Dividend Summary 10 2Q - 2021| Earnings Supplemental (unaudited, and in thousands, except per share data) (1) Redeemable by the Company on or after September 15, 2022 at redemption price ($25 per share) plus accrued and unpaid dividends. (2) Based on the closing price of the Company’s common stock on June 30, 2021. $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 Debt Preferred Equity Common Equity and OP Units $350,000 $101,100 Revolver $65 ,326 Term Credit Facility Other Capitalization Summary Debt As of June 30, 2021 Credit Facility, gross $ 451,100 Notes Payable, gross 65,326 Total Debt $ 516,426 Preferred Equity Series A Cumulative Redeemable Preferred Stock (1) $ 74,959 Common Equity/OP Units Common Stock (64,197 shares) (2) $ 947,548 OP Units (1,713 units) (2) 25,284 Total Common Equity/OP Units 972,832 Total Capitalization $ 1,564,217 Capitalization Statistics Debt Statistics: As of June 30, 2021 Weighted Average Interest Rate 3.09% Weighted Average Maturity 4.71 years Leverage Ratio 40.8% Fixed Charge Coverage Ratio 3.01x Preferred Stock Statistics: As of June 30, 2021 Shares Outstanding 3,105 Liquidation Preference Per Share $25.00 Dividend Rate 7.50% Common Stock Statistics: As of June 30, 2021 Shares Outstanding 64,197 Stock Price $14.76 Annual Dividend Yield 5.49% Target AFFO Payout Ratio 80% - 85% Dividend Summary Common Dividends Record Date Payment Date Dividend (per share) 9/24/2020 10/8/2020 0.200 12/28/2020 1/11/2021 0.200 3/24/2021 4/8/2021 0.205 6/24/2021 7/8/2021 0.205 Total $ 0.810 Preferred Dividends Record Date Payment Date Dividend (per share) 10/15/2020 10/31/2020 0.46875 1/15/2021 2/1/2021 0.46875 4/15/2021 4/30/2021 0.46875 7/15/2021 8/2/2021 0.46875 Total $ 1.87500

GLOBAL MEDICAL REIT

Acquisitions

2021 Completed Acquisitions

Date	Property	City, State	Leasable Square Feet		Purchase Price[1] (in thousands)		Annualized Base Rent[2] (in thousands)	Capitalization Rate[3]
1/12/2021	El Paso Cardiology	El Paso, TX	27,750	$	9,850	$	757	7.7%
1/15/2021	DaVita & VA	Syracuse, NY	35,809		6,091		507	8.3%
1/15/2021	West El Paso ASC	El Paso, TX	22,700		9,500		688	7.2%
3/9/2021	Kindred Health Behavioral	Fort Worth, TX	33,997		17,400		1,332	7.7%
	First Quarter Total/Weighted Average		**120,256**	**$**	**42,841**	**$**	**3,284**	**7.7%**
4/6/2021	St. Lucie Surgery Center	Port St. Lucie, FL	14,000	$	4,725	$	353	7.5%
4/13/2021	Physicians Primary Care	Cape Coral, FL	81,581		31,200		2,190	7.0%
4/16/2021	DaVita & Amsurg ASC	Dallas, TX	20,296		6,250		435	7.0%
4/19/2021	Sanford / Altru	East Grand Forks, MN	61,995		9,600		706	7.4%
4/21/2021	Fresenius Kidney Care	Coos Bay, OR	10,144		6,400		481	7.5%
6/2/2021	Mercy Health	Caledonia, MI	14,157		3,825		303	7.9%
6/2/2021	Tallahassee Primary Care Associates, PA	Tallahassee, FL	32,000		9,000		644	7.2%
	Second Quarter Total/Weighted Average		**234,173**	**$**	**71,000**	**$**	**5,112**	**7.2%**
7/28/2021	Forsyth Professional Building	Forsyth, IL	51,437	$	19,150	$	1,430	7.5%
7/29/2021	Charleston Oncology	North Charleston, SC	26,256		7,000		512	7.3%
	Third Quarter Total/Weighted Average To-Date		**77,693**	**$**	**26,150**	**$**	**1,942**	**7.4%**
	2021 Total/Weighted Average To-Date		**432,122**	**$**	**139,991**	**$**	**10,338**	**7.4%**

(1) Represents contractual purchase price.
(2) June 30, 2021 base rent or month of acquisition base rent multiplied by 12 (or actual NOI for where more reflective of property performance).
(3) Capitalization rates are calculated based on current lease terms and do not give effect to future rent escalations.

Acquisitions Under Contract

As of August 3, 2021, the Company had three properties under contract for a total purchase price of approximately $23.2 million. The properties are currently in the due diligence review period. If the Company identifies problems with the properties or the operators during our review, it may not close on the transactions on a timely basis, or it may terminate the transactions.

2Q-2021| Earnings Supplemental

11

Portfolio Update 12 Gross Investment in Real Estate (in billions) $1.3 Total Buildings 157 Total Leasable Square Feet 4,050,990 Total Tenants 126 Leased Occupancy 99.1% Total Annualized Base Rent (in thousands) $96,839 National and Regional Healthcare Tenants (1) ABR 93.9% Portfolio Rent Coverage* 4.4x Weighted Average Cap Rate 7.8% Weighted Average Lease Term (years) 7.5 Weighted Average Rent Escalations 2.1% (as of June 30, 2021 unless otherwise stated) 2Q - 2021| Earnings Supplemental (1) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups. * see pa ge 20 for footnotes. $94.1 $206.9 $471.5 $647.6 $905.5 $1,142.9 $1,260.3 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 IPO 2016 2017 2018 2019 2020 1H - 2021 Gross Portfolio Growth Since IPO - (In Millions) Gross Real Estate Assets Gross Real Estate Investments During Period

Portfolio Update (continued) 13 2Q - 2021| Earnings Supplemental (1) Monthly base rent as of June 30, 2021 multiplied by 12 (2) Other includes Office (2.7%), Acute Hospital (2.5%), LTACH (2.4%), Behavioral Hospital (1.4%), and FSED (1.0%) MOB Total - 64.0% IRF - 19.2% S.H. - 6.8% Other - 10.0% MOB Total 64.0% MOB 41.2% MOB/ASC 18.4% MOB/Imaging/ER 4.4% IRF 19.2% Surgical Hospital 6.8% Other (2) 10.0% Texas 20.2% Florida 10.3% Ohio 7.6% Arizona 6.9% Pennsylvania 6.3% Oklahoma 5.9% Michigan 4.7% Illinois 4.5% Tennessee 3.2% Virginia 3.1% Other 27.3% TX - 20.2% FL - 10.3% OH - 7.6% AZ - 6.9% PA - 6.3% OK - 5.9% MI - 4.7% IL - 4.5% TN - 3.2% VA - 3.1% Other - 27.3% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of June 30, 2021)

Tenant Metrics Year Number of Leases Leasable Square Feet % of Total Leasable SF ABR % of Total ABR 2021 6 20,913 0.5% $ 355 0.4% 2022 17 78,819 1.9% 1,533 1.6% 2023 16 243,432 6.0% 5,784 6.0% 2024 41 699,662 17.3% 15,255 15.8% 2025 13 254,128 6.3% 6,952 7.2% 2026 33 516,114 12.7% 9,963 10.3% 2027 19 354,643 8.8% 9,571 9.9% 2028 8 114,144 2.8% 2,912 3.0% 2029 17 316,339 7.8% 9,292 9.6% 2030 15 316,104 7.8% 7,393 7.6% Thereafter 40 1,101,208 27.2% 27,830 28.7% Total Leased 225 4,015,506 99.1% $ 96,839 100.0% Current Vacancy 35,484 0.9% Total Leasable 4,050,990 100.0% 14 2Q - 2021| Earnings Supplemental (as of June 30, 2021 unless otherwise stated) *See page 20 for footnotes Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio* Medical Office Building (MOB) 15.4% 5.7x MOB/Ambulatory Surgery Center (ASC) 16.9% 4.8x TOTAL/WEIGHTED AVERAGE 32.3% 5.2x Inpatient Rehab Facility (IRF) 17.7% 3.6x Surgical Hospital (SH) 6.8% 3.0x Long - Term Acute Care Hospital (LTAC) 2.4% 3.2x TOTAL/WEIGHTED AVERAGE 26.9% 3.4x All Tenants Calculated for Rent Coverage 59.2% 4.4x Large/Credit Tenants Not Calculated 29.7% N/A Other Tenants Not Available 11.1% N/A Top 10 Tenants % of Annualized Base Rent (1) 7.3% 6.8% 5.7% 3.8% 3.4% 3.1% 2.8% 2.7% 2.6% 2.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Lease Expiration ($ in thousands) Rent Coverage 93.9% 6.1% National & Regional Healthcare Tenants (2) 93.9% Unaffiliated 6.1% Tenant Affiliations % of Annualized Base Rent (1) (1) Monthly base rent as of June 30, 2021 multiplied by 12 (2) National and Regional Healthcare Tenants include health systems, national operators, and regional physician groups

Top 10 Tenant Profiles 15 2Q - 2021| Earnings Supplemental Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 136 hospitals and 328 home health & hospice locations in 39 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the healthcare continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Kindred Healthcare, LLC is the nation’s leading specialty hospital company delivering acute health services in its long - term acute care hospitals, inpatient rehabilitation hospitals, acute rehabilitation units, and behavioral health line of business, all specializing in treating the most medically complex patients . With annual revenues of approximately $ 3 . 1 billion, Kindred is owned by private equity firms TPG Capital and Welsh, Carson, Anderson and Stowe . On June 21 , 2021 , LifePoint Health and Kindred Healthcare entered into a definitive agreement for LifePoint to acquire Kindred Healthcare . LifePoint , operates 88 hospitals in 29 states, with revenues of approximately $ 8 . 2 billion annually and is owned by Apollo Management, The combination of LifePoint Health and Kindred Healthcare will create a leading diversified healthcare delivery network with expanded services, resources, and expertise . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 205 - bed) and Selby General Hospital ( 35 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations and has over 2 , 500 employees and 211 accredited physicians . In August 2020 , a critical access hospital, Sistersville General Hospital, joined Memorial Health System . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with six operating rooms, nine treatment rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Trinity Health is one of the largest multi - institutional Catholic health care delivery systems in the nation, rated Aa 3 by Moody’s, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Based in Livonia, Michigan, Trinity Health employs about 125 , 000 colleagues, including 7 , 500 employed physicians and clinicians . TeamHealth Holdings is one of the largest providers of physician outsourcing in the United States, with a network of affiliated physicians and advanced practice clinicians across more than 3 , 100 civilian and military hospitals, clinics and physician groups in 47 states . Blackstone acquired TeamHealth for $ 6 . 1 billion in 2017 . Spectrum Healthcare Resources is a division of TeamHealth dedicated to providing permanent, civilian - contracted medical professionals exclusively to U . S . military treatment facilities (MTFs), VA clinics and other Federal agencies through program development and healthcare services delivery . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Steward Health Care is the largest physician - owned, private, for - profit health care network in the U . S . – attending to 2 . 2 million people during more than 12 million physician and hospital visits annually . Headquartered in Dallas, Steward's integrated health care model employs 42 , 000 people at 35 hospitals and hundreds of urgent care, skilled nursing, and primary and specialty care medical practice locations across 11 states and the country of Malta, serving over 800 communities . On June 16 , 2021 , Steward signed a definitive agreement to acquire five hospitals and related hospital operations in Southern Florida from Tenet Healthcare, which will bring Steward’s total hospital count to 44 worldwide and more than double its presence in Florida . Wake Forest Baptist Health (A 2 ) is a regional health system that includes five community hospitals and 300 + primary and specialty clinics serving residents of 24 counties in North Carolina and Virginia . In early October 2020 , Wake Forest Baptist Health, including Wake Forest School of Medicine, officially completed its combination with the Charlotte - based Atrium Health (Aa 3 ) . The new Atrium Health enterprise, an academic health system, services more than 7 million people at 42 hospitals and more than 1 , 500 care locations across the region with over 70 , 000 teammates and educates over 3 , 500 students in more than 100 specialized programs . The immediate direct and indirect annual economic and employment impact from the combined enterprise exceeds $ 32 billion and 180 , 000 jobs . Pipeline Health is a privately-held, community-based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; and Benchmark Hospitalists ; four community hospitals in Chicago and Dallas .

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent (1) ($ in 000's)	Annualized Rent Per Square Foot (1)	Tenant/Guarantor (2)
Select Medical Hospital	Omaha, NE	1	LTACH	41,113	2.1	$1,926	$46.85	Select Specialty Hospital – Omaha, Inc./Select Medical Corporation
Orthopedic Surgery Center of Asheville	Asheville, NC	1	ASC	8,840	0.7	$267	$30.25	Orthopedic Surgery Center of Ashvlle/Surgery Partners
Associates in Ophthalmology	West Mifflin, PA	1	MOB/ASC	27,193	9.2	$832	$30.58	Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd.
Gastro One	Memphis, TN	6	MOB/ASC	52,266	6.5	$1,393	$26.66	Gastroenterology Center of the MidSouth
Legent Hospital for Special Surgery	Plano, TX	1	Surgical Hospital	24,000	14.6	$1,411	$58.78	Star Medical Center/Lumin Health
Surgical Institute of Michigan	Detroit, MI	1	MOB/ASC	15,018	4.7	$430	$28.63	Surgical Institute of Michigan/Surgical Management Professionals
Marina Towers	Melbourne, FL	1	MOB/Img	75,899	4.7	$0	$0.00	Marina Towers, LLC/First Choice Healthcare Solutions, Inc.
Berks Physicians & Surgeons	Wyomissing, PA	1	MOB	17,000	5.1	$477	$28.05	Berks Eye Physicians & Surgeons
Berks Eye Surgery Center	Wyomissing, PA	1	ASC	6,500	5.1	$255	$39.26	Berkshire Eye
East Orange General Hospital	East Orange, NJ	1	MOB	60,442	5.4	$1,131	$18.71	Prospect Medical Holdings, Inc.
Brown Clinic	Watertown, SD	3	MOB/Img	48,132	10.2	$765	$15.90	Brown Clinic
Northern Ohio Medical Specialists	Sandusky, OH	8	MOB	55,760	6.3	$930	$16.68	Northern Ohio Medical Specialists
Carson Medical Group Clinic	Carson City, NV	2	MOB	20,632	2.3	$387	$18.77	Carson Medical Group
Piedmont Healthcare	Ellijay, GA	3	MOB	44,162	5.0	$398	$9.01	Piedmont Mountainside Hospital, Inc.
Encompass Altoona	Altoona, PA	1	IRF	70,007	9.9	$1,675	$23.93	Encompass
Encompass Mechanicsburg	Mechanicsburg, PA	1	IRF	78,836	9.9	$1,881	$23.86	Encompass
Encompass Mesa	Mesa, AZ	1	IRF	51,903	3.3	$1,925	$37.09	Encompass
Geisinger Specialty Care	Lewisburg, PA	1	MOB/Img	28,480	1.8	$566	$19.87	Geisinger Health
Southwest Florida Neurological & Rehab	Cape Coral, FL	1	MOB	25,814	5.6	$573	$22.19	Southwest Florida Neurosurgical Associates
Las Cruces MOB	Las Cruces, NM	1	MOB	15,761	0.0	$0	$0.00	Vacant
Thumb Butte Medical Center	Prescott, AZ	1	MOB	12,000	5.7	$405	$33.77	Thumb Butte Medical Center/Physician Guaranty
Southlake Heart & Vascular Institute	Clermont, FL	1	MOB	18,152	1.4	$390	$21.51	Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida
Oklahoma Center for Orthopedic & Multi-Specialty Surgery	Oklahoma City, OK	3	Surgical Hospital/ Physical Therapy/ASC	97,406	11.8	$3,717	$38.16	OCOM/INTEGRIS; USPI; physician guaranty
Unity Family Medicine	Brockport, NY	1	MOB	29,497	9.4	$670	$22.72	Unity Hospital of Rochester
Lonestar Endoscopy	Flower Mound, TX	1	ASC	10,062	5.3	$312	$31.02	Lonestar Endoscopy Center, LLC
Carrus Specialty Hospital	Sherman, TX	1	IRF/LTACH	69,352	16.0	$2,752	$39.68	SDB Partners, LLC

2Q-2021| Earnings Supplemental

16

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent [1] ($ in 000's)	Annualized Rent Per Square Foot [3]	Tenant/Guarantor [2]
Cardiologists of Lubbock	Lubbock, TX	1	MOB	27,280	8.2	$637	$23.35	Lubbock Heart Hospital/Surgery Partners, Inc.
Conrad Pearson Clinic	Germantown, TN	1	MOB/ASC	33,777	2.9	$1,579	$46.76	Urology Center of the South/Physician guarantees
Central Texas Rehabilitation Clinic	Austin, TX	1	IRF	59,258	5.8	$3,247	$54.79	CTRH, LLC / Kindred Health
GI Alliance	Fort Worth, TX	1	MOB	18,084	7.0	$464	$25.69	Texas Digestive Disease Consultants
Albertville Medical Building	Albertville, MN	1	MOB	21,486	7.5	$507	$23.58	Stellis Health
Heartland Clinic	Moline, IL	1	MOB/ASC	34,020	12.0	$948	$27.86	Heartland Clinic
Kansas City Cardiology	Lee's Summit, MO	1	MOB	12,180	3.5	$292	$23.96	Kansas City Cardiology
Amarillo Bone & Joint Clinic	Amarillo, TX	1	MOB	23,298	8.5	$630	$27.06	Amarillo Bone & Joint Clinic
Respiratory Specialists	Wyomissing, PA	1	MOB	17,598	6.5	$430	$24.41	Berks Respiratory
Comprehensive Eyecare Partners	St. George, UT	1	MOB/ASC	16,000	8.5	$424	$26.53	Zion Eye Institute
Fresenius Kidney Care	Moline, IL	2	MOB	27,173	9.8	$592	$21.78	Quad City Nephrology/Fresenius Medical Care Holdings
Northern Ohio Medical Specialists	Fremont, OH	1	MOB	25,893	8.6	$655	$25.31	Northern Ohio Medical Specialists
Gainesville Eye	Gainesville, GA	1	MOB/ASC	34,020	8.6	$824	$24.22	SCP Eyecare Services
City Hospital at White Rock	Dallas, TX	1	Acute Hospital	236,314	16.7	$2,412	$10.20	Pipeline East Dallas
Orlando Health	Orlando, FL	5	MOB	59,644	2.7	$1,314	$22.03	Orlando Health
Memorial Health System	Belpre, OH	4	MOB/Img/ER/ASC	155,600	9.7	$5,482	$35.23	Marietta Memorial
Valley ENT	McAllen, TX	1	MOB	30,811	8.2	$457	$14.83	Valley ENT
Rock Surgery Center	Derby, KS	1	ASC	16,704	5.9	$0	$0.00	Rock Surgery Center/Rock Medical Assets
Foot and Ankle Specialists	Bountiful, UT	1	MOB	22,335	12.3	$395	$17.69	Foot and Ankle Specialists of Utah / physician guaranty
TriHealth	Cincinnati, OH	1	MOB	18,820	3.8	$334	$17.76	TriHealth
Cancer Center of Brevard	Melbourne, FL	1	Cancer Center	19,074	9.5	$563	$29.50	Brevard Radiation Oncology / Vantage Oncology
Heartland Women's Healthcare	Southern IL	6	MOB	64,966	8.2	$1,231	$18.95	Heartland Women's Healthcare / USA OBGYN Management
Prospect Medical	Vernon, CT	2	MOB/Dialysis/Office	58,550	10.2	$809	$13.82	Prospect ECHN / Prospect Medical Holdings, Inc.
Citrus Valley Medical Associates	Corona, CA	1	MOB	41,803	9.5	$1,253	$29.96	Citrus Valley Medical Associates
AMG Specialty Hospital	Zachary, LA	1	LTACH	12,424	15.0	$421	$33.91	AMG Specialty Hospital
East Valley Gastroenterology & Hepatology Associates	Chandler, AZ	3	MOB/ASC	39,305	8.5	$1,283	$32.64	East Valley Gastroenterology & Hepatology Associates/USPI
Encompass Health Rehabilitation Hospital of Desert Canyon	Las Vegas, NV	1	IRF	53,260	3.9	$1,622	$30.45	Encompass Health
Cobalt Rehabilitation Hospital of Surprise	Surprise, AZ	1	IRF	54,575	13.5	$2,071	$37.95	Cobalt Rehabilitation
Saint Joseph Rehabilitation Institute	Mishawaka, IN	1	IRF	45,920	3.5	$1,523	$33.17	Trinity
Mercy Rehabilitation Hospital Oklahoma City	Oklahoma City, OK	1	IRF	53,449	14.3	$1,967	$36.79	Kindred/ Mercy
California Cancer Associates for Research and Excellence (cCare)	San Marcos, CA	1	MOB	20,230	6.1	$907	$44.85	California Cancer Associates for Research and Excellence (cCare)

2Q-2021| Earnings Supplemental

17

GLOBAL MEDICAL REIT

Real Estate Portfolio

(as of June 30, 2021, see page 20 for footnotes)

Property	Location	# of Bldgs	Facility Type	Net Leasable Square Feet	Lease Years Remaining	Annualized Rent (1) ($ in 000's)	Annualized Rent Per Square Foot (1)	Tenant/Guarantor (2)
East Lansing Medical Office Portfolio	Lansing, MI	3	MOB/ASC	42,817	6.9	$860	$20.10	Genesis Surgery Center
Bannockburn Medical Office	Bannockburn, IL	1	MOB	44,063	4.8	$531	$12.04	Illinois Bone and Joint Institute
Advocate Dryer Clinic	Aurora, IL	1	Office	50,000	3.9	$1,081	$21.62	Advocate Dryer Clinic
Mission Health Medical Office	Livonia, MI	1	MOB	62,507	1.8	$821	$13.13	Trinity Health/ Ascension
Covenant Surgical Partners - Arizona Centers for Digestive Health	Gilbert, AZ	1	MOB/ASC	14,052	8.2	$400	$28.44	Covenant Surgical Partners
MedExpress - Urgent Care MSO	Morgantown, WV	1	Office	25,000	8.0	$600	$24.00	MedExpress - Urgent Care MSO
Steward - Medical Center of Southeast Texas	Beaumont, TX	1	Surgical Hospital	84,674	4.3	$2,614	$30.87	Steward - Medical Center of Southeast Texas
HCA - St. David's Healthcare Partnership	Bastrop, TX	1	FSED	28,500	3.0	$954	$33.46	HCA - St. David's Healthcare Partnership
EyeSouth Partners - Eye Center South	Panama City, FL	3	MOB/ASC	34,624	13.3	$907	$26.20	EyeSouth Partners - Eye Center South
Southeast Orthopedic Specialists	Jacksonville, FL	2	MOB	20,869	13.4	$628	$30.09	Southeast Orthopedic Specialists
Indiana Eye Clinic	Greenwood, IN	1	MOB/ASC	16,553	11.9	$437	$26.38	Indiana Eye Clinic
Wake Forest Baptist Health - High Point	High Point, NC	1	MOB	97,811	1.9	$1,906	$19.49	Wake Forest Health Network
Mercy Medical Center	Clinton, IA	1	MOB/ASC	115,142	3.0	$1,282	$11.13	Trinity Health
Columbia St. Mary's Hospital Milwaukee	West Allis, WI	1	MOB	33,670	3.3	$664	$19.73	Ascension
Grand Rapids Ophthalmology	Grand Rapids, MI	4	MOB/ASC	95,108	6.3	$2,165	$22.77	Blue Sky Vision
Spectrum Healthcare Resources	Dumfries, VA	1	MOB	99,718	3.2	$1,743	$17.48	Team Health Holdings
St. Joseph's Mercy Hospital	Centerville, IA	1	MOB	15,748	9.6	$367	$23.30	Catholic Health Initiatives-Iowa Corp.
Spectrum Healthcare Resources	Fairfax, VA	1	MOB	73,653	3.1	$1,265	$17.17	Team Health Holdings
Franklin Square Professional Center	Rosedale, MD	2	MOB	96,596	4.3	$1,568	$16.23	MedStar Family Choice, Inc.
BIOMAT USA Plasma Center	Lancaster, TX	1	Plasma Center	10,800	7.7	$452	$41.85	Grifols
Wake Forest Baptist Health - Winston-Salem	Winston-Salem, NC	1	MOB	45,525	3.5	$604	$13.26	North Carolina Baptist Hospital
DaVita Portfolio	Decatur, GA/ Jackson, TN	2	MOB	36,092	5.2	$767	$21.25	DaVita
Prevea Portfolio	Sheboygan, WI/ Plymouth, WI	2	MOB	40,250	4.7	$1,016	$25.24	Hospital Sisters Services
FCS Cancer Portfolio	Spring Hill, FL/ Hudson, FL	3	MOB/Img	45,233	7.5	$1,277	$28.23	Florida Cancer Specialists & Research Institute
Physicians Alliance Surgery Center	Cape Girardeau, MO	1	ASC	13,201	5.2	$592	$44.81	Physicians Alliance
Tuscany Medical Plaza	Yuma, AZ	2	MOB	24,000	3.7	$569	$23.71	Yuma Regional Medical Center
Blossom Bariatrics	Las Vegas, NV	2	MOB/ASC	16,015	11.5	$496	$30.99	Blossom Bariatrics
Clearway Pain Solutions	Pensacola, FL	3	MOB/ASC	32,189	8.5	$654	$20.32	Clearway Pain Solutions
Gulf Coast Clinic	Venice, FL	2	MOB	24,073	5.2	$483	$20.08	Gulf Coast Medical Group
El Paso Cardiology	El Paso, TX	1	MOB	27,750	3.2	$757	$27.27	El Paso Cardiology Associates
West El Paso ASC	El Paso, TX	3	MOB/ASC	22,700	8.3	$688	$30.30	Physicians West Surgicenter
DaVita & VA	Syracuse, NY	1	MOB	35,809	7.9	$507	$14.17	DaVita/ VA
Kindred Health Behavioral	Fort Worth, TX	1	Behavioral Hospital	33,997	8.0	$1,332	$39.17	Kindred Healthcare

2Q-2021| Earnings Supplemental

18

Real Estate Portfolio 19 Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) St. Lucie Surgery Center Port St. Lucie, FL 1 MOB/ASC 14,000 5.4 $353 $25.21 AmSurg Physicians Primary Care Cape Coral, FL 6 MOB 81,581 5.1 $2,190 $26.84 Physicians Primary Care of Southwest Florida DaVita & Amsurg ASC Dallas, TX 1 MOB/ASC 20,296 7.2 $435 $21.45 AmSurg/DaVita Sanford / Altru East Grand Forks, MN 1 MOB 61,995 5.3 $706 $11.39 Altru Health System/Sanford Health Fresenius Kidney Care Coos Bay, OR 1 Dialysis 10,144 3.3 $481 $47.38 Fresenius Mercy Health Caledonia, MI 1 MOB 14,157 4.2 $303 $21.38 Mercy Health Tallahassee Primary Care Associates, PA Tallahassee, FL 1 MOB 32,000 9.1 $644 $20.11 Tallahassee Primary Care Associates, PA Total Portfolio/Average 157 4,050,990 7.5 $96,839 $23.90 2Q - 2021| Earnings Supplemental (as of June 30, 2021, see page 20 for footnotes)

Disclosures Rent Coverage Ratio (see pages 12 and 14 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded credit - rated tenants or their subsidiaries for which financial statements were either not available or not sufficiently detailed . These ratios are based on latest available information only . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain other tenants (approximately 11 % of our portfolio) are excluded from the calculation due to (i) lack of available financial information or (ii) receipt of significant COVID - 19 relief funds that may cause reported coverage to differ materially from underlying performance . Additionally, our Rent Coverage Ratio adds back physician distributions and compensation . Management believes all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 16 - 19 ) Data as of June 30, 2021. (1) Monthly base rent at June 30, 2021 multiplied by 12 (or actual NOI where more reflective of property performance). In additi on, Marina Towers and Rock Surgery Center are presented on a cash - collected basis. Accordingly, this methodology produces an annualized amount as of a point in time but does not take into account future contr act ual rental rate increases . (2) Certain lease guarantees are for less than 100% of the contractual rental payments. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 20 (as of June 30, 2021) 2Q - 2021| Earnings Supplemental

Stephen Swett stephen.swett@icrinc.com 203.682.8377 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS